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                                                                    Exhibit 10.3

                   FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT

                  THIS FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT, dated as of July 6, 1999 (this "AMENDMENT"), is made by and among ALEC Holdings, Inc., a Delaware corporation (the "COMPANY"), Chamer Company, Inc., an Alaska corporation ("CHAMER"), Cook Inlet Region, Inc., an Alaska native corporation ("CIRI"), Donn Wonnell ("Wonnell"), and the other persons listed on the signature pages hereto.

                                   WITNESSETH:

                  WHEREAS, the Company, Chamer and the stockholders listed on the signature pages thereto are parties to a Stockholders' Agreement, dated as of May 14, 1999 (the "STOCKHOLDERS' AGREEMENT");

                  WHEREAS, the Company and each of CIRI and Wonnell have entered into separate Stock Subscription Agreements, each dated as of the date hereof; and

                  WHEREAS, the parties hereto wish to amend the Stockholders' Agreement in the manner set forth below so as, among other things, to include each of Chamer and CIRI as an "Other Investor" and to include Wonnell as a "Management Investor" under the Stockholders' Agreement;

                  NOW, THEREFORE, in consideration of the premises and of the terms and conditions contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                  SECTION 1. AMENDMENT OF INTRODUCTION. The Introduction to the Stockholders' Agreement is hereby amended to include each of Chamer and CIRI as an "Other Investor" and to include Wonnell as a "Management Investor."

                  SECTION 2. ADDITIONAL DEFINITIONS. Article I of the Stockholders' Agreement is hereby amended to include the following definitions:

                  "Chamer" shall mean Chamer Company, Inc., an Alaska corporation.

                  "CIRI" shall mean Cook Inlet Region, Inc. an Alaska native corporation.

                  SECTION 3. ADDITIONAL TRANSFER RESTRICTIONS. Section 2.3.5 of the Stockholders' Agreement is hereby amended and restated to read in its entirety as follows:

                  "2.3.5 OTHER TRANSFER RESTRICTIONS. (a) DLJ agrees that, prior to the consummation of an IPO, no Transfer of Warrants (or shares of Common Stock issued upon exercise thereof) by DLJ or its direct or indirect Transferees shall be effective if, following such Transfer, there are more than 10 holders of Warrants (or Common Stock issued upon exercise thereof)
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originally issued to DLJ, which securities are required to bear the legend provided in Section 2.6.1(a), without the consent of the Company or Fox Paine.

                  (b) Chamer hereby agrees that, prior to the consummation of an IPO, no Transfer of shares of Common Stock by Chamer or its direct or indirect Transferees shall be effective if, following such Transfer, there are more than six holders of shares of Common Stock originally issued to Chamer, which securities are required to bear the legend provided in Section 2.6.1(a), without the consent of the Company or Fox Paine.

                  (c) CIRI hereby agrees that, prior to the consummation of an IPO, no Transfer of shares of Common Stock by CIRI or its direct or indirect Transferees shall be effective if, following such Transfer, there are more than six holders of shares of Common Stock originally issued to CIRI, which securities are required to bear the legend provided in Section 2.6.1(a), without the consent of the Company or Fox Paine.

                  (d) The restrictions contained in Sections 2.1.1, 2.4 and 2.5 hereof and the provisions regarding Permitted Transferees contained in this
Section 2.3 shall be in addition to and not in lieu or limitation of any restrictions on the ownership or Transfer of shares of Common Stock (including with respect to any Restricted Stock) contained in any stock subscription agreement or employment agreement or any analogous provision of any employment, compensation or benefit agreement or arrangement or other agreement between the Company or any of its Affiliates and any Stockholder; provided, however, that upon the termination of any such agreement or arrangement or lapsing of such restrictions, the restrictions and provisions contained herein shall continue in full force and effect pursuant to this Agreement."

                  SECTION 4. CIRI DEMAND REGISTRATION RIGHT. In order to provide CIRI with one demand registration right under the Stockholders' Agreement, the following is hereby agreed:

                  (a) Section 3.1.1 of the Stockholders' Agreement is hereby amended and restated to read in its entirety as follows:

                  "3.1.1 PIGGYBACK REGISTRATIONS. If at any time the Company proposes to register for sale by the Company under the Securities Act any of its equity securities (other than a registration on Form S-4 or Form S-8, or any successor or similar forms), or any shares pursuant to a Demand Registration under Section 3.1.2, in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act and in an underwritten offering, the Company will each such time promptly give written notice to all Stockholders who beneficially own any Registrable Securities of its intention to do so, of the registration form of the SEC that has been selected by the Company and of such holders' rights under this Section 3.1 (the "Piggyback Notice"). The Company will use its reasonable best efforts to include, and to cause the underwriter or underwriters to include, in the proposed offering, on the same terms and conditions as the securities of the Company included in such offering, all Registrable Securities that the Company has been requested in writing, within fifteen (15) calendar days after the Piggyback Notice is given, to register by the Stockholders thereof (each such registration pursuant to this

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Section 3.1.1, a "Piggyback Registration"); provided, however, that (i) if, at any time after giving a Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities (or, in the case of a Demand Registration (as defined below), FPC, DLJ or CIRI (whichever has initiated such Demand Registration), so determines), the Company may, at its election (or, in the case of a Demand Registration where FPC, DLJ or CIRI (whichever has initiated such Demand Registration), so determines, the Company shall), give written notice of such determination to all Stockholders who beneficially own any Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (ii) in case of a determination by the Company to delay registration of its equity securities (or, in the case of a Demand Registration, FPC, DLJ or CIRI (whichever has initiated such Demand Registration), so determines), the Company shall be permitted to (or, in the case of a Demand Registration where FPC, DLJ or CIRI (whichever has initiated such Demand Registration), so determines, the Company shall) delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities (provided that clauses (i) and (ii) shall not relieve the Company of its obligations under Section 3.1.2). In the case of any registration of Registrable Securities in an underwritten offering pursuant to this Section 3.1.1, all Stockholders proposing to distribute their securities pursuant to this Section 3.1.1 shall, at the request of the Company (or, in the case of a Demand Registration, FPC, DLJ or CIRI (whichever has initiated such Demand Registration)), enter into an agreement in customary form with the underwriter or underwriters. Notwithstanding the foregoing, following an IPO, the Company shall not be obligated to effect registration of Registrable Securities for which Piggyback Registration is requested by an Other Investor if, at the time of such request, all such Registrable Securities are eligible for sale to the public by the requesting Other Investor without registration under Rule 144 under the Securities Act, with such sale not being limited by either the timing or volume restrictions thereunder."

                  (b) Section 3.1.2 of the Stockholders' Agreement is hereby amended and restated to read in its entirety as follows:

                  "3.1.2 DEMAND REGISTRATIONS. The Company, (i) upon the reasonable request of FPC, from time to time, or (ii) following the consummation of an IPO, upon the reasonable request of DLJ or CIRI (by the holders of at least 25% of, in the case of DLJ, the shares of Common Stock issued or issuable upon exercise of the Warrants or, in the case of CIRI, the shares of Common Stock originally issued to CIRI) (each such party being an "Initiating Party"), shall use its reasonable best efforts to register under the Securities Act any reasonable portion of Registrable Securities held by the Initiating Party (including, at the election of such Initiating Party, in an underwritten offering) and bear all expenses in connection with such offering in a manner consistent with Section 3.1.3 below and shall enter into such other agreements in furtherance thereof (each such registration pursuant to this Section 3.1.2, a "Demand Registration"), and the Company shall provide customary indemnifications in such instances (in a manner consistent with the indemnification provisions of this Article III) to the Initiating Party and any such underwriters. FPC shall have the right to initiate up to six (6) Demand Registrations pursuant to this
Section 3.1.2. Each of DLJ and CIRI shall have the right to initiate one (1) Demand Registration pursuant to this Section 3.1.2; provided, that the Company shall not be obligated to effect a Demand

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Registration on behalf of either of DLJ or CIRI within nine (9) months of the effectiveness of another registration under this Section 3.1. A registration shall not count as a Demand Registration unless and until the registration statement relating thereto has been declared effective by the SEC and not withdrawn. If any Demand Registration requested by FPC is in the form of an underwritten offering, FPC shall designate the underwriter or underwriters to be utilized in connection such offering. If the Demand Registration requested by either of DLJ or CIRI is in the form of an underwritten offering, the Company shall designate an underwriter or underwriters to be utilized in connection such offering, which selection shall be reasonably acceptable to DLJ or CIRI, as the case may be."

                  SECTION 5. AMENDMENTS TO STOCKHOLDERS' AGREEMENT. Section 5.11 of the Stockholders' Agreement is hereby amended and restated to read in its entirety as follows:

                  "5.11 AMENDMENT. (a) This Agreement may not be amended or supplemented except by an instrument in writing signed by the Company and by Stockholders holding a majority of the then outstanding shares of Common Stock held by all Stockholders; PROVIDED that any amendment, supplement or modification of this Agreement which adversely affects the rights and obligations of any Stockholder or group of Stockholders (the "Affected Holders") differently than those of the other Stockholders shall also require the approval of Affected Holders holding a majority of the outstanding shares of Common Stock held by all such Affected Holders; PROVIDED FURTHER, the foregoing proviso notwithstanding, any amendment, supplement or modification of this Agreement that adversely affects the Other Investors (or a group thereof, including the Management Investors, as a group, and DLJ, as a group) as a class may be approved by Other Investors (or members of such group, as the case may be) holding Common Stock, Options or Warrants, which together represent a majority of the sum of the total number of (x) the shares of such Common Stock and (y) the shares of Common Stock issuable upon exercise of such Options or Warrants held by all the Other Investors (or such group, as the case may be). The foregoing notwithstanding, (i) the Company, without the consent of any other party hereto, may amend Schedule I and the signature pages hereto, in order to add any Other Investor or any other party that becomes a holder of Common Stock or securities convertible into or exercisable for Common Stock and (ii) FPC and the Company may amend Article III of this Agreement (other than in a manner that would materially reduce the Other Investors' rights or materially increase the Other Investors' obligations with respect to Piggyback Registrations) without the agreement or consent of any Other Investor.

                  (b) Notwithstanding anything in Section 5.11(a) to the contrary, (i) any amendment, supplement or modification of this Agreement which
(A) adds any material additional restriction on the ability of either of DLJ or CIRI to transfer its shares of Common Stock in addition to those restrictions already contained in this Agreement; (B) deprives either of DLJ or CIRI of its ability to sell its shares of Common Stock pursuant to Section 2.4 on the same price, terms and conditions as FPC, or deprives either of DLJ or CIRI of sufficient written notice of FPC's desire to sell its shares of Common Stock as is appropriate under the circumstances for either of DLJ or CIRI, as the case may be, to be able to exercise such right; (C) substantially eliminates either
(1) the piggyback rights of either of DLJ or CIRI pursuant to Section 3.1.1 or
(2) the right of either of DLJ or CIRI to demand one registration pursuant to
Section 3.1.2; or (D) extends the

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14- and 180-day time periods referred to in Section 3.4(a) or the 180-day time period referred to in the proviso to the third sentence in Section 3.5; shall in each instance also require the approval of either of DLJ or CIRI, whichever is so affected, and (ii) any amendment, supplement or modification of Article III of this Agreement which materially reduces the benefits to either of DLJ or CIRI, as the case may be, of Article III taken as a whole, shall in each instance also require the approval of either of DLJ or CIRI, whichever is so affected."

                  SECTION 6. CIRI BOARD REPRESENTATION. The Stockholders' Agreement is hereby amended to include a new Article VI, which shall read in its entirety as follows:

                  "6.1 CIRI BOARD REPRESENTATION. At all times prior to the consummation of an IPO, each of the parties hereto and their Transferees shall take all necessary action as is permitted under applicable law to nominate and elect to the Board, and otherwise to ensure that the Board consists of, one person designated by CIRI; provided, however, that none of the parties hereto nor their Transferees shall have any obligation under this Section 6.1 at and following such time as CIRI ceases to own at least 50% of the number of shares of Common Stock originally issued to CIRI."

                  SECTION 7. EFFECT OF AMENDMENTS. Each of the parties hereto agrees that its execution and delivery to the Company of this Amendment shall evidence its written consent to the addition of each of Chamer and CIRI as an "Other Investor" and to the addition of Wonnell as a "Management Investor" under the Stockholders' Agreement, subject to all of the attendant rights and obligations of an Other Investor or a Management Investor, as the case may be, set forth in the Stockholders' Agreement and to the other changes provided herein. From and after the date hereof, all references to the Stockholders' Agreement shall be deemed to refer to the Stockholders' Agreement as amended by this Amendment.

                  SECTION 8. MISCELLANEOUS.

                  (a) DEFINED TERMS. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Stockholders' Agreement.

                  (b) SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and shall inure to the benefit of the parties, and their respective successors and assigns. If any Stockholder or any Affiliate thereof or any Transferee of any Stockholder shall acquire any shares of Common Stock in any manner, whether by operation of law or otherwise, such shares shall be held subject to all of the terms of the Stockholders' Agreement as amended by this Amendment, and by taking and holding such shares such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Amendment.

                  (c) GOVERNING LAW. This Amendment shall be governed and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

                  (d) DESCRIPTIVE HEADINGS, ETC. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Amendment otherwise requires, references to "hereof," "herein," "hereby," "hereunder" and similar terms shall refer to this entire Amendment.

                  (e) SEVERABILITY. If any term or provision of this Amendment shall to any extent be invalid or unenforceable, the remainder of this Amendment shall not be affected thereby, and each term and provision of this Amendment shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Amendment so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                  (f) FURTHER ASSURANCES. The parties hereto shall from time to time execute and deliver all such further documents and do all acts and things as the other parties may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Amendment.

                  (g) COMPLETE AMENDMENT; COUNTERPARTS. This Amendment (together with the Stockholders' Agreement and the other agreements referred to herein and therein) constitutes the entire agreement of the parties and supersedes all other agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. This Amendment may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
instrument to be duly executed on the date first written above.

                               ALEC HOLDINGS, INC.


                               By: /s/ Michael E. Holmstrom
                                   _______________________________
                                   Name:  Michael E. Holmstrom
                                   Title: Senior Vice President
                                          and Chief Financial Officer

                               FOX PAINE CAPITAL FUND, L.P.,
                               By Fox Paine Capital Fund, LLC, its General
                               Partner


                               By: /s/ W. Dexter Paine, III
                                   _______________________________
                                   Name:  W. Dexter Paine, III
                                   Title: Member

                               FPC INVESTORS, L.P.,
                               By Fox Paine Capital, LLC, its General Partner


                               By: /s/ W. Dexter Paine, III
                                   _______________________________
                                   Name:  W. Dexter Paine, III
                                   Title: Member

                               ALEC COINVESTMENT FUND I, LLC,
                               By Fox Paine Capital, LLC, its Manager


                               By: /s/ W. Dexter Paine, III
                                   _______________________________
                                   Name:  W. Dexter Paine, III
                                   Title: Member

                               ALEC COINVESTMENT FUND II, LLC,
                               By Fox Paine Capital, LLC, its Manager


                               By: /s/ W. Dexter Paine, III
                                   _______________________________
                                   Name:  W. Dexter Paine, III
                                   Title: Member


         [SIGNATURE PAGE TO FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT]

                               ALEC COINVESTMENT FUND III, LLC,
                               By Fox Paine Capital, LLC, its Manager


                               By: /s/ W. Dexter Paine, III
                                   _______________________________
                                   Name:  W. Dexter Paine, III
                                   Title: Member

                               ALEC COINVESTMENT FUND IV, LLC,
                               By Fox Paine Capital, LLC, its Manager


                               By: /s/ W. Dexter Paine, III
                                   _______________________________
                                   Name:  W. Dexter Paine, III
                                   Title: Member

                               ALEC COINVESTMENT FUND V, LLC,
                               By Fox Paine Capital, LLC, its Manager


                               By: /s/ W. Dexter Paine, III
                                   _______________________________
                                   Name:  W. Dexter Paine, III
                                   Title: Member

                               ALEC COINVESTMENT FUND VI, LLC,
                               By Fox Paine Capital, LLC, its Manager


                               By: /s/ W. Dexter Paine, III
                                   _______________________________
                                   Name:  W. Dexter Paine, III
                                   Title: Member

                               DLJ INVESTMENT PARTNERS, L.P.,
                               By DLJ Investment Partners, Inc., Managing
                               General Partner


                               By: /s/ Ivy Dodes
                                   _______________________________
                                   Name:  Ivy Dodes
                                   Title: Vice President


         [SIGNATURE PAGE TO FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT]

                               DLJ INVESTMENT FUNDING, INC.


                               By: /s/ Ivy Dodes
                                   _______________________________
                                   Name:  Ivy Dodes
                                   Title: Vice President

                               DLJ ESC II L.P.,
                               By DLJ LBO Plans Management Corporation, its
                               General Partner


                               By: /s/ Ivy Dodes
                                   _______________________________
                                   Name:  Ivy Dodes
                                   Title: Vice President

                               CHAMER COMPANY, INC.,


                               By: /s/ William H. Bittner
                                   _______________________________
                                   Name:  William H. Bittner
                                   Title: President

                               COOK INLET REGION, INC.


                               By: /s/ Carl H. Marrs
                                   _______________________________
                                   Name:  Carl H. Marrs
                                   Title: President and CEO


                                      /s/ Charles E. Robinson
                               __________________________________
                                        Charles Robinson
                                       Management Investor
                                     29417 N.W. 11th Avenue
                                  Ridgefield, Washington 98642


         [SIGNATURE PAGE TO FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT]

                               ___________________________________
                                       James H. Huesgen
                                      Management Investor
                                     10933 NE 42nd Avenue
                                  Vancouver, Washington 98686


                                      /s/ Wesley E. Carson
                               __________________________________
                                       Wesley E. Carson
                                      Management Investor
                                      1311 NW 86th Street
                                  Vancouver, Washington 98665


                                     /s/ Michael E. Holmstrom
                               __________________________________
                                      Michael E. Holmstrom
                                      Management Investor



                               __________________________________
                                          Wayne Graham
                                       Management Investor
                                        3449 Chelan Drive
                                     West Linn, Oregon 97068


                                       /s/ Donn Wonnell
                               __________________________________
                                          Donn Wonnell
                                       Management Investor


         [SIGNATURE PAGE TO FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT]